Form N-SAR, Sub-Item 77C
Submission of matters to a vote of security holders

Nuveen Georgia Municipal Bond Fund
Nuveen Louisiana Municipal Bond Fund
Nuveen North Carolina Municipal Bond Fund
Nuveen Tennessee Municipal Bond Fund, each a series of

Nuveen Multistate Trust III
811-07943

A special shareholder meeting was held in the offices of Nuveen Investments on August 5, 2014 for Nuveen Georgia Municipal Bond Fund, Nuveen Louisiana Municipal Bond
Fund, Nuveen North Carolina Municipal Bond Fund, and
Nuveen Tennessee Municipal Bond Fund; at this meeting the shareholders were asked to vote to approve a new investment management agreement, to approve a new sub-advisory agreement, to approve revisions to, or elimination of, certain fundamental investment policies and to elect Board Members.


The results of the shareholder votes
are as follows:

    Nuveen Georgia
 Municipal Bond
Fund
    Nuveen Louisiana
Municipal Bond Fund

   Nuveen North
Carolina Municipal
Bond Fund
To approve a new investment
management agreement between each
Trust and Nuveen Advisors, LLC.



   For
             7,126,465
             4,105,766
           20,911,962
   Against
                117,329
                  94,376
                236,973
   Abstain
                222,599
                  85,001
                510,094
   Broker Non-Votes
             2,222,749
             1,264,447
             9,287,656
      Total
             9,689,142
             5,549,590
           30,946,685




To approve a new sub-advisory
agreement between Nuveen Fund
Advisors and Nuveen Asset
Management, LLC.



   For
             7,096,995
             4,099,150
           20,745,217
   Against
                121,411
                  97,892
                276,184
   Abstain
                247,987
                  88,101
                637,626
   Broker Non-Votes
             2,222,749
             1,264,447
             9,287,658
      Total
             9,689,142
             5,549,590
           30,946,685




To approve revisions to, or elimination
of, certain fundamental investment
policies:







a. Revise the fundamental policy
related to the purchase and sale of
commodities.



   For
             7,017,499
             4,090,413
           20,711,118
   Against
                205,159
                  91,498
                313,443
   Abstain
                243,734
                103,230
                634,464
   Broker Non-Votes
             2,222,750
             1,264,449
             9,287,660
      Total
             9,689,142
             5,549,590
           30,946,685




b. Revise the fundamental policy
related to issuing senior securities.



   For
             6,989,055
             4,075,101
           20,710,732
   Against
                225,753
                100,998
                304,001
   Abstain
                251,585
                109,042
                644,291
   Broker Non-Votes
             2,222,749
             1,264,449
             9,287,661
      Total
             9,689,142
             5,549,590
           30,946,685




c. Revise the fundamental policy
related to underwriting.



   For
             7,024,699
             4,063,671
           20,764,530
   Against
                186,339
                113,049
                269,773
   Abstain
                255,355
                108,421
                624,722
   Broker Non-Votes
             2,222,749
             1,264,449
             9,287,660
      Total
             9,689,142
             5,549,590
           30,946,685




d. Revise the fundamental policy
related to the purchase and sale of real estate.



   For
             6,964,312
             4,067,358
           20,721,060
   Against
                274,472
                124,092
                305,538
   Abstain
                227,608
                  93,692
                632,427
   Broker Non-Votes
             2,222,750
             1,264,448
             9,287,660
      Total
             9,689,142
             5,549,590
           30,946,685




e. Revise the fundamental policy
related to diversification.



   For
             6,990,936
                          -
           20,734,836
   Against
                195,772
                          -
                270,081
   Abstain
                279,683
                          -
                654,111
   Broker Non-Votes
             2,222,751
                          -
             9,287,657
      Total
             9,689,142
                          -
           30,946,685




f. Eliminate the fundamental policy
related to permitted investments.



   For
             6,904,659
             4,021,179
           20,655,205
   Against
                291,281
                170,271
                361,568
   Abstain
                270,454
                  93,692
                642,251
   Broker Non-Votes
             2,222,748
             1,264,448
             9,287,661
      Total
             9,689,142
             5,549,590
           30,946,685




g. Eliminate the fundamental policy
related to pledging assets.



   For
             6,932,746
             4,054,723
           20,631,099
   Against
                222,281
                134,124
                362,056
   Abstain
                311,367
                  96,295
                665,869
   Broker Non-Votes
             2,222,748
             1,264,448
             9,287,661
      Total
             9,689,142
             5,549,590
           30,946,685




h. Eliminate the fundamental policy
related to investment in issuers whose
shares are owned by the Funds Board
Members or officers.



   For
             6,885,266
             4,033,652
           20,509,024
   Against
                365,601
                152,567
                478,199
   Abstain
                215,527
                  98,922
                671,801
   Broker Non-Votes
             2,222,748
             1,264,449
             9,287,661
      Total
             9,689,142
             5,549,590
           30,946,685




i. Eliminate the fundamental policy
related to short sales and purchases on
margin.



   For
             6,902,532
             4,058,231
           20,583,517
   Against
                339,504
                130,615
                428,033
   Abstain
                224,357
                  96,295
                647,475
   Broker Non-Votes
             2,222,749
             1,264,449
             9,287,660
      Total
             9,689,142
             5,549,590
           30,946,685




j. Eliminate the fundamental policy
related to writing options.



   For
             6,962,212
             4,029,540
           20,612,172
   Against
                275,307
                159,306
                382,338
   Abstain
                228,874
                  96,295
                664,517
   Broker Non-Votes
             2,222,749
             1,264,449
             9,287,658
      Total
             9,689,142
             5,549,590
           30,946,685






    Nuveen Tennessee
Municipal Bond Fund
To approve a new investment
management agreement between each
Trust and Nuveen Advisors, LLC.

   For
           16,643,571
   Against
                548,271
   Abstain
                744,252
   Broker Non-Votes
             4,934,301
      Total
           22,870,395


To approve a new sub-advisory
agreement between Nuveen Fund
Advisors and Nuveen Asset
Management, LLC.

   For
           16,634,551
   Against
                566,954
   Abstain
                734,590
   Broker Non-Votes
             4,934,300
      Total
           22,870,395


To approve revisions to, or elimination
of, certain fundamental investment
policies:



a. Revise the fundamental policy
related to the purchase and sale of
commodities.

   For
           16,298,038
   Against
                796,409
   Abstain
                841,642
   Broker Non-Votes
             4,934,306
      Total
           22,870,395


b. Revise the fundamental policy
related to issuing senior securities.

   For
           16,451,600
   Against
                667,683
   Abstain
                816,808
   Broker Non-Votes
             4,934,304
      Total
           22,870,395


c. Revise the fundamental policy
related to underwriting.

   For
           16,414,907
   Against
                684,061
   Abstain
                837,124
   Broker Non-Votes
             4,934,303
      Total
           22,870,395


d. Revise the fundamental policy
related to the purchase and sale of real estate.

   For
           16,444,892
   Against
                662,085
   Abstain
                829,113
   Broker Non-Votes
             4,934,305
      Total
           22,870,395


e. Revise the fundamental policy
related to diversification.

   For
           16,344,245
   Against
                695,186
   Abstain
                896,660
   Broker Non-Votes
             4,934,304
      Total
           22,870,395


f. Eliminate the fundamental policy
related to permitted investments.

   For
           16,370,268
   Against
                708,773
   Abstain
                857,048
   Broker Non-Votes
             4,934,306
      Total
           22,870,395


g. Eliminate the fundamental policy
related to pledging assets.

   For
           16,323,456
   Against
                771,658
   Abstain
                840,974
   Broker Non-Votes
             4,934,307
      Total
           22,870,395


h. Eliminate the fundamental policy
related to investment in issuers whose
shares are owned by the Funds Board
Members or officers.

   For
           16,172,693
   Against
                893,629
   Abstain
                869,759
   Broker Non-Votes
             4,934,314
      Total
           22,870,395


i. Eliminate the fundamental policy
related to short sales and purchases on
margin.

   For
           16,330,199
   Against
                765,654
   Abstain
                840,233
   Broker Non-Votes
             4,934,309
      Total
           22,870,395


j. Eliminate the fundamental policy
related to writing options.

   For
           16,289,677
   Against
                786,745
   Abstain
                859,665
   Broker Non-Votes
             4,934,308
      Total
           22,870,395


Proxy materials are herein incorporated by reference to the SEC filing on June 18, 2014, under Conformed Submission Type DEF14A, accession number 0001193125-14-240335.